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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 17, 2004
                                                        ------------------------

                             TELENETICS CORPORATION
             (Exact name of registrant as specified in its charter)

           CALIFORNIA                 000-16580                 33-0061894
----------------------------          ---------                 ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)

                       39 PARKER, IRVINE, CALIFORNIA 92618
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code            (949) 455-4000
                                                  ------------------------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         In September 2004, three accredited investors ("Note Holders") purchased from Telenetics Corporation Unsecured Promissory Notes Due December 20, 2004 in the aggregate principal amount of $300,000 ("Bridge Notes"). The Note Holders included Dolphin Direct Equity Partners, L.P., a secured creditor of Telenetics that later became a beneficial owner of more than 5% ("5% Owner") of Telenetics' outstanding common stock ($150,000), and Michael N. Taglich ($75,000), who was then the Chairman of the Board of Directors of Telenetics and a 5% Owner if certain contractual beneficial ownership limitations were disregarded.

         The Bridge Notes accrue interest at a rate of 0.5% per week or 26.0% per annum beginning from their respective issuance dates, which were September 29, 2004 as to Dolphin Direct Equity Partners, L.P. and September 17, 2004 as to the other two investors. Principal and accrued interest are due and payable at maturity on December 20, 2004. However, Telenetics is required to immediately prepay to the Note Holders all or a portion of the outstanding balances of their respective Bridge Notes in an aggregate amount equal to one-half of the net proceeds that Telenetics receives from any equity or debt financing that Telenetics conducts while the Bridge Notes are outstanding, other than the financings that involved the issuance of Second Amended and Restated Secured Promissory Notes due March 31, 2007 and Unsecured Promissory Notes Due March 31, 2006.

         Events of default that would give rise to automatic acceleration of the due date of the outstanding principal and interest balance of the Bridge Notes or the right of a Note Holder to pursue other remedies include:

         o a default in payment of principal due under the Note Holder's Bridge Note;

         o a default in payment of interest due under the Note Holder's Bridge Note where the default remains uncured for more than three days;

         o a breach of a covenant or warranty under the Note Holder's Bridge Note where the breach is not cured within ten days' after the Note Holder gives written notice of the breach;

         o Telenetics voluntarily engages in proceedings for bankruptcy, receivership or a general assignment for the benefit of creditors or in similar proceedings; or

         o a bankruptcy, receivership or similar proceeding is brought against Telenetics and remains undismissed or unstayed for a period of sixty days.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         As described in Item 1.01 of this Form 8-K, Telenetics issued Bridge Notes to three accredited investors in September 2004. The disclosures in Item
1.01 are incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         Not applicable.

         (b) PRO FORMA FINANCIAL INFORMATION.

         Not applicable.

         (c) EXHIBITS.

        NUMBER                DESCRIPTION
        ------                -----------

         10 Form of Promissory Note due December 20, 2004 made by Telenetics Corporation in favor of Dolphin Direct Equity Partners, L.P. ($150,000 principal balance, dated September 29, 2004), Michael N. Taglich ($75,000.00 principal balance, dated September 17, 2004), and Robert Taglich ($75,000.00 principal balance, dated September 17, 2004)

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  November 16, 2004                  TELENETICS CORPORATION

                                          By:  /S/ DAVID L. STONE
                                              ----------------------------------
                                              David L. Stone, Chief Financial
                                                Officer

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                 EXHIBITS FILED WITH THIS REPORT ON FORM 8-K

        NUMBER                DESCRIPTION
        ------                -----------

         10 Form of Promissory Note due December 20, 2004 made by Telenetics Corporation in favor of Dolphin Direct Equity Partners, L.P. ($150,000 principal balance, dated September 29, 2004), Michael N. Taglich ($75,000.00 principal balance, dated September 17, 2004), and Robert Taglich ($75,000.00 principal balance, dated September 17, 2004)

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